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                                                             EXHIBIT 10.21

                                 AMENDMENT NO. 1
                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 ("Amendment") is effective June 23, 2000, and amends the Amended and Restated Employment Agreement dated January 1, 2000 by and between LTC PROPERTIES, INC., a corporation organized under the laws of the State of Maryland, and JULIA KOPTA ("EXECUTIVE").

         Section 5, subparagraph (g)(ii) is hereby amended as follows:

                  Delete the words "more than 30%" and add the following in its place "30% or more."

         The last sentence of the first paragraph of Section "6" is hereby deleted and the following sentence is hereby added:

                  "In the event of such termination, the below provisions of this Section 6 shall apply, and, in the event of a Change in Control, whether or not Executive's employment is terminated thereby, Section 6(b) shall apply."

         Section "6(b)" is hereby amended by deleting the semicolon and adding the following language at the end of the sentence:

                  "..., and all stock options and/or restricted stock shall automatically vest concurrently upon a Change in Control, notwithstanding any prior existing vesting schedule;"

         IN WITNESS WHEREOF, this Amendment No. 1 shall be effective as of the date specified in the first paragraph of this Amendment.


                                    LTC PROPERTIES, INC., a Maryland corporation



Address: 300 Esplanade St., #1860    /s/ ANDRE C. DIMITRIADIS
         Oxnard, CA  93030          --------------------------------------------
                                               Andre C. Dimitriadis
                                        Chairman and Chief Executive Officer



                                  By: /s/
                                     -------------------------------------------
                                       Compensation Committee Representative



Address: 105 Layton Avenue            /s/ JULIA KOPTA
         Ojai, CA 93023              -------------------------------------------
                                                   Julia Kopta

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